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 UNITED STATES BANKRUPTCY COURT
 DISTRICT OF NEW JERSEY

Caption in Compliance with D.N.J. LBR
9004-2(c)

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IN RE:                                           Case No. 05-33129

ABLE LABORATORIES, INC.,                         Hearing Date:  November 7, 2005

                 DEBTOR.                         Judge: Raymond T. Lyons

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                   ORDER AUTHORIZING SALE OF CERTAIN ASSETS
                   ----------------------------------------

      The relief set forth on the following pages, numbered two (2) through 7, is hereby ORDERED.


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Page 2
In Re: Able Laboratories, Inc.
Case No.: 05-33129

Caption: Order Authorizing and Approving (I) The Sale of Certain Assets of the Debtor and (II) The Assumption and Assignment of Certain Executory Contracts and Unexpired Leases

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      This matter having come before the Court on the motion dated October 7,
2005 (the "Sale Motion") filed by Able Laboratories, Inc., the debtor and debtor-in-possession (the "Debtor"), requesting the entry of an order pursuant to sections ss.ss. 363(b), (f) and (m), 365(a), (f) and (k), 1146 and 105 of Title 11 of the United States Code (the "Bankruptcy Code") and Rules 2002, 6004, 6006 and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") approving (i) the sale (the "Sale") of substantially all of the assets of the Debtor (the "Assets") pursuant to and as described in the Asset Purchase Agreement dated October 19, 2005 (the Aurobindo APA"), by and between the Debtor and Aurobindo Pharma USA, Inc. ("Aurobindo") and (ii) the assumption and assignment of certain executory contracts and unexpired leases; and the Court having entered an Order dated October 21, 2005 (the "Procedures Order") approving certain auction procedures (the "Auction Procedures") and an auction (the "Auction") having been held at the offices of Lowenstein Sandler, PC, co-counsel to the Debtor, on November 1, 2005, in accordance with the Auction Procedures and Procedures Order; and following the conclusion of the Auction, the Debtor, in consultation with its counsel, and counsel for the statutory committee of unsecured creditors (the "Committee") having (i) reviewed the bids of (a) Sun Pharmaceutical Industries Limited ("SPIL") in the amount of $23,145,000 as set forth in an asset purchase agreement dated October 28, 2005, as amended by an agreement dated November 1, 2005 (the "Sun APA"), and (b) Aurobindo as set forth in the Aurobindo APA, as amended at the Auction, on the basis of financial and contractual terms and the factors relevant to the Sale process, including the amount of the bids and those factors affecting the speed and certainty of consummating the Sale, and (ii) identified the bid of SPIL as set forth in the Sun APA as the highest and best offer at the Auction for the Assets (the "Successful Bid"); and SPIL under

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Page 3
In Re: Able Laboratories, Inc.
Case No.: 05-33129

Caption: Order Authorizing and Approving (I) The Sale of Certain Assets of the Debtor and (II) The Assumption and Assignment of Certain Executory Contracts and Unexpired Leases

--------------------------------------------------------------------------------

section 10.9 of the Sun APA having assigned and delegated to Sun Pharmaceutical Industries, Inc., a Michigan corporation (hereinafter, "Purchaser"), a wholly-owned subsidiary of SPIL, all of the obligations and rights of SPIL under the Sun APA and certain contracts and unexpired leases being assumed and assigned thereunder identified in Exhibit A annexed hereto (the "Assumed Agreements") without relieving SPIL of its obligations under the Sun APA and the Assumed Agreements, and a hearing on the Sale Motion having been held on November 7, 2005 (the "Sale Hearing"); and adequate notice of the Sale Motion and Sale having been provided in accordance with the provisions of the Procedures Order and all objections having been withdrawn or resolved pursuant to agreements outlined during the Sale Hearing and to be documented in written agreements among the relevant parties, and good cause shown, it is hereby

      NOW, THEREFORE, IT IS HEREBY ORDERED, AND ADJUDGED THAT:

      1. [Intentionally omitted].

      2. Pursuant to section 363(b)(1) of the Bankruptcy Code, the Sale is approved and the Debtor is authorized to consummate the Sale pursuant to the Sun APA.

      3. Pursuant to section 363(f) of the Bankruptcy Code, the transfer and delivery of the Assets to Purchaser shall be free and clear of any liens of AmerisourceBergen Corporation and all construction liens held by persons who received notice of the proposed sale relating to 1 Able Drive, Cranbury, New Jersey ("Cranbury Premises") and any such liens shall attach to the proceeds of the Sale with the same validity, extent and priority such liens had in the Assets prior to closing.

      4. [Intentionally omitted].

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Page 4
In Re: Able Laboratories, Inc.
Case No.: 05-33129

Caption: Order Authorizing and Approving (I) The Sale of Certain Assets of the Debtor and (II) The Assumption and Assignment of Certain Executory Contracts and Unexpired Leases

--------------------------------------------------------------------------------

      5. [Intentionally omitted].

      6. Subject to the closing of the transactions contemplated by the Sun APA, the Debtor is authorized to assume the Assumed Agreements identified in Exhibit A annexed hereto and thereupon to assign the Assumed Agreements to the Purchaser pursuant to sections 363 and 365 of the Bankruptcy Code. All defaults or other obligations of the Debtor under the Assumed Agreements (identified as "Cure Amounts" in Exhibit A annexed hereto) arising or accruing prior to the closing shall promptly be cured by the Debtor from the proceeds of the Sale or otherwise. The Cure Amounts shall be limited to the amounts set forth on Exhibit A, except as otherwise placed on the record at the Sale Hearing, and upon assignment and payment of the Cure Amounts the Debtor shall be relieved of any obligations under the Assumed Agreements.

      7. The Sun APA and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties in accordance with the terms thereof, without further order of the Court, provided that any such modification, amendment or supplement does not have a material and adverse effect on the Debtor's estate.

      8. From and after the closing date, and until the closure of the Debtor's bankruptcy case, SPIL, the Purchaser, the Debtor, the Committee and the trustee, if any, shall cooperate with each other to enable the Debtor, the Committee and trustee, if any, to obtain information related to the Debtor's business from employees and former employees and to enable the Debtor, the Committee and trustee, if any, to obtain access to the books and records and other information and materials related to and in connection with the (i) Debtor's operation of the business and the Debtor's financial affairs for the purpose of administration and completion of the bankruptcy

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Page 5
In Re: Able Laboratories, Inc.
Case No.: 05-33129

Caption: Order Authorizing and Approving (I) The Sale of Certain Assets of the Debtor and (II) The Assumption and Assignment of Certain Executory Contracts and Unexpired Leases

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case; (ii) preparation and filing of tax returns and (iii) Debtor's compliance with any obligations under applicable law and any pending governmental actions or investigations.

      9. At the closing, sale proceeds in the amount of $2,074,208.39 (the amount equal to the asserted and disputed construction liens relating to the Cranbury Premises) shall be held by the Debtor pending either (i) a final decision by a Court of competent jurisdiction discharging the liens from the Premises or (ii) an agreement resolving the lien claims executed by the respective parties. Undisputed or resolved construction lien claims shall be paid in full from this fund at closing or as soon thereafter as a resolution is approved by an appropriate final Court order or agreement of the parties. In addition, at closing, sale proceeds in the amount of $125,000 shall be held in reserve by the Debtor to satisfy late fees, interest and reasonable attorneys fees incurred by Matrix Cranbury Associates, LLC ("Matrix") under the terms of its lease with the Debtor relating to the Cranbury Premises. Any disputes regarding the amount of late fees, interest or attorney fees claimed by Matrix shall be resolved by further order of this Court.

      10. The Aurobindo APA is hereby approved as the second highest and best bid and shall remain open through and including December 31, 2005, or the closing of the Sun APA, whichever is earlier. If for any reason the Sun APA fails to close, the Debtor and Aurobindo are authorized to effect the sale of the Assets without further order of the Court pursuant to the terms of the Aurobindo APA as the same was amended at the Auction. In the event the Sun APA fails to close, this Sale Order shall apply in all respects to the Aurobindo APA and all references in this Sale Order to "SPIL", "Purchaser" and "Sun APA" shall be deemed to refer and apply to "Aurobindo" and the "Aurobindo APA." In the event the Sun APA fails to close, the objections to the assumption and assignment of the executory contracts of Oracle, Waters Corporation and

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Page 6
In Re: Able Laboratories, Inc.
Case No.: 05-33129

Caption: Order Authorizing and Approving (I) The Sale of Certain Assets of the Debtor and (II) The Assumption and Assignment of Certain Executory Contracts and Unexpired Leases

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Matrix shall be adjudicated by the Court at a hearing to be scheduled upon subsequent application unless the objections are resolved by agreement of the relevant parties.

      11. [Intentionally omitted].

      12. As provided by Bankruptcy Rule 7062, this Sale Order shall be effective and enforceable immediately upon entry. The provisions of Bankruptcy Rules 6004(g) and 6006(d) staying the effectiveness of this Sale Order are hereby waived, and this Sale Order shall be effective and the parties may consummate the transactions contemplated by the Sun APA immediately upon such entry.

      13. This Sale Order shall be binding on the Debtor and the Debtor's estate (including following any conversion or dismissal of this case), any successor chapter 7 estates and any chapter 7 or 11 trustees appointed in this case.

      14. This Court retains jurisdiction to enforce and implement the terms and provisions of the Sun APA and this Sale Order.

      15. The Debtor is hereby authorized to take such actions as may be necessary to effectuate the terms of the Sun APA, the Sale and this Sale Order.


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                       [EXHIBIT A - ASSUMED AGREEMENTS]